UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2026, the Board of Directors (“Board”) of Dollar Tree, Inc. (the “Company”) amended the Company’s By-Laws, effective immediately. The amendments to the By-Laws, among other things:

•make certain technical changes to the shareholder voting and meeting process that conform with Virginia law, including with respect to giving notice, setting the record date, voting by proxy, and appointing an inspector of election;
•revise certain procedures applicable to shareholder-requested special meetings, including with respect to a process for setting the record date for determining shareholders entitled to call a special meeting, the nomination deadline for special meetings at which directors are to be elected, and revocation of special meeting requests by shareholders;
•consolidate and update the advance notice bylaws for shareholder nominations and other business for annual meetings, including certain notice timing provisions, expanding disclosure requirements to cover affiliates, associates and others acting in concert, and the deadline for shareholder nominees to submit questionnaires;
•update and clarify the date for determining applicability of majority or plurality voting for director elections, provisions relating to calling special Board meetings and remote participation in Board meetings; and
•revise certain provisions relating to officer roles and duties.

In addition, the amendments to the By-Laws include certain other technical, ministerial, and conforming changes.

The foregoing description of the amendments to the Company’s By-Laws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of Dollar Tree, Inc. (effective September 24, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: September 25, 2026	By:	/s/ John S. Mitchell, Jr.
John S. Mitchell, Jr.
Chief Legal Officer